POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Michael Gravelle, Anthony Park, Christie Simpson or
 Carol Nairn, signing singly, the undersigned?s true and lawful attorney in fact to:
(1)	execute for and on behalf of the undersigned, in the
 undersigned?s capacity as an officer and/or director of Fidelity
 National Financial, Inc. (the ?Company?), a Form 3 (Initial
 Statement of Beneficial Ownership of Securities), Form 4
 (Statement of Changes in Beneficial Ownership), and/or Form 5
 (Annual Statement of Changes in Beneficial Ownership), in
accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
(2)	do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable to
 complete and execute such Form 4 report(s) and to timely
 file such Form(s) with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and
(3)	take any other action of any type whatsoever
in connection with the foregoing which, in the opinion
 of such attorney in fact, may be of benefit to, in the
 best interest of, or legally required by, the undersigned,
 it being understood that the documents executed by such
 attorney in fact on behalf of the undersigned pursuant
to this Power of Attorney shall be in such form and shall
 contain such terms and conditions as such attorney in
fact may approve in such attorney in fact?s discretion.
The undersigned hereby grants to such attorney in fact
full power and authority to do and perform any and every
act and thing whatsoever requisite, necessary, or proper
 to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes
 as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney in fact,
 or such attorney in fact?s substitute or substitutes,
shall lawfully do or cause to be done by virtue of this
 Power of Attorney and the rights and powers herein granted.
 The undersigned acknowledges that the foregoing attorney in fact, in serving in such capacity at the request of the
undersigned, is not assuming, nor is the Company assuming,
 any of the undersigned?s responsibility to comply with
Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and
effect until revoked by the undersigned in a signed
writing delivered to the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned has caused this
 Power of Attorney to be executed as of this 22nd
 day of August, 2013.
							____________________________
							/s/ Raymond R. Quirk